REAL ESTATE PURCHASE CONTRACT

This is a legally binding contract. Utah law requires teal estate licensees to use this form. Buyer and Seller, however, may agree to alter or delete its provisions or to use a different form. If you desire legal or tax advice, consult your attorney or tax advisor.

                              EARNEST MONEY RECEIPT


Buyer, David Michael Trust or assigns offers to purchase the Property described below and hereby delivers to the Brokerage, as Earnest Money, the amount of $_____ in the form of check # which, upon Acceptance of this offer by all parties (as defined in Section 23), shall be deposited in accordance with state law.

Received by: ___________________ on _______________(Date)

Brokerage: ___________________ Phone Number ______________________

         OFFER TO PURCHASE

1. PROPERTY: 390 South Main also described as ___- City of Nephi, County of Juab, State of Utah, (the "Property")

         1.1 Included Items. Unless excluded herein, this sale includes the following items if presently attached to the Property: plumbing, heating air conditioning fixtures and equipment;, ceiling fans; water heater, built-in appliances; light fixtures and bulbs; bathroom fixtures; curtains, draperies and rods; window and door screens; storm doors and windows; window blinds; awnings; installed television antenna; satellite dishes and system; permanently affixed carpets; automatic garage door opener and accompanying transmitter(s)' fencing; and trees and shrubs. The following items shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title: all equipment

         1.2 Excluded Items. The following items are excluded from this sale: N/A

         1.3 Water Rights. The following water rights are included in this sale: as per property profile.

         1.4 Survey. A survey map of the Property certified by a licensed surveyor [ ] WILL [ X ] WILL NOT be prepared. The Property corners [ ] WILL [ X ] WILL NOT be marked by survey stakes set by a licensed surveyor or engineering company. The costs of the applicable items check above will be [ ] paid by Buyer [ ] paid by Seller [ ] shared equally by Buyer and Seller [ ] Other (Specify) ________ . For additional terms, see attached Survey addendum if applicable.

2. PURCHASE PRICE. The Purchase Price for the Property is $ One Hundred Thousand Dollars and 00/100.

         2.1 Method of Payment. The Purchase Price will be paid as follows:

         $500.00  (a) Earnest Money Deposit.  Under certain conditions described
                  in   this   Contract   THIS   DEPOSIT   MAY   BECOME   TOTALLY
                  NON-REFUNDABLE.
         $______  (b) New Loan. Buyer agrees to apply for a new loan as provided in  Section  2.3.  Buyer  will  apply  for  one or more of the following loans:
                  [ ] CONVENTIONAL [ ] FHA [ ] VA [ ] OTHER  (specify)  _______.
                  If an FHA/VA loan applies,  see attached FHA/VA Loan Addendum.
                  If the loan is to include  any  particular  terms,  then check below and give details: [ ]SPECIFIC LOAN TERMS_____________
         $______  (c) Loan  Assumption  (see  attached  assumption  Addendum  if applicable) $89,500
         (d)      Seller  Financing (see attached Seller  Financing  Addendum if applicable)
         $_____   (e) Other (specify)___________
         $10,000  (f) Balance of Purchase Price in Cash at Settlement
         $100,000 PURCHASE PRICE. Total of lines (a) through (f)

Page 1 or 6 pages Seller's Initials /s/ JLC and LC Buyer's Initials /s/ BJT
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2.2      Financing Condition. (Check applicable box)
(a) [ ] Buyer's obligation to purchase the property IS conditioned upon the Buyer qualifying for the applicable loan(s) referenced in Section 2.1(b) or (c) (the "Loan"). This condition is referred to as the "Financing Condition."
(b) [X] Buyer's obligation to purchase the Property IS NOT conditioned upon Buyer qualifying for a loan. Section 2.3 does not apply.

2.3      Application for Loan.
(a)      Buyer's duties.  No later than the Application  Deadline  referenced in
         Section 24(a), Buyer shall apply for the Loan. "Loan Application" occurs only when Buyer has: (i) completed, signed, and delivered to the lender (the "Lender") the initial loan application and documentation required the Lender, and (ii) paid all loan application fees as required by the Lender. Buyer agrees to diligently work to obtain the Loan. Buyer will promptly provide the Lender with any additional documentation as required by the Lender.

(b) Procedure if Loan Application is Denied. If Buyer receives written notice from the Lender that the Lender does not approve the Loan (a "Loan Denial"), Buyer shall, no later than three calendar days thereafter, provide a copy to Seller. Buyer or Seller may, within three calendar days after Seller's receipt of such notice, cancel this Contract by providing written notice to the other party. In the event of a cancellation under this Section 2.3(b); (i) if the Loan Denial was received by Buyer on or before the Earnest Money Forfeiture Deadline referenced in Section 24(d), the Earnest Money Deposit shall be returned to Buyer; (ii) if the Loan Denial was received by Buyer after the Earnest Money Forfeiture Deadline, Buyer agrees to forfeit, and Seller agrees to accept as Seller's exclusive remedy, the Earnest Money as liquidated damages. A failure to cancel as provided in this Section 2.3(b) shall have no effect on the Financing Condition set forth in
         Section 2.2(a). Cancellation pursuant to the provisions of any other section of this Contract shall be governed by such other provisions.

2.4 Appraisal of Property. Buyer's obligation to purchase the Property [ ] IS [ X] IS NOT conditioned upon the Property appraising for not less than the Purchase Price. If the appraisal condition applies and the Property appraises for less than the Purchase Price, Buyer may cancel this Contract by providing written notice to Seller no later than three calendar days after Buyer's receipt of notice of the appraised value. In the event of such cancellation, the Earnest Money Deposit shall be released to Buyer, regardless of whether such cancellation is before or after the Earnest Money Forfeiture Deadline. A failure to cancel as provided in this Section 2.4 shall be deemed a waiver of the appraisal condition by Buyer.

3. SETTLEMENT AND CLOSING. Settlement shall take place on or before the Settlement Deadline referenced in Section 24(e). A Settlement shall occur only when all of the following have been completed: (a) Buyer and Seller have signed and delivered to each other or to the escrow .closing office all documents required by this Contract, by the Lender, by written escrow instructions or by applicable law; (b) any monies required to be aid by Buyer under these documents (except for the proceeds of a new loan) have been delivered by Buyer to Seller or to the escrow/closing office in the form of collected or cleared funds. Seller and Buyer shall each pay one-half (1/2) of the fee charged by the escrow/closing office for its services in the settlement/closing process. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated at Settlement as set forth in this Section. Tenant deposits (including, but not limited to, security deposits, cleaning deposits and prepaid rents) shall be paid or credited by Seller to Buyer at Settlement. Prorations set forth in this Section shall be made as of the Settlement Deadline date referenced on Section 24(e), unless otherwise agreed to in writing by the parties. Such writing could include the settlement statement. The transaction will be considered closed when Settlement has been completed: (i) the proceeds of any new loan have been delivered by the Lender to Seller or to the escrow/closing office: and (ii) the applicable Closing documents have been recorded in the office of the county recorder. The actions described in parts (i) and (ii) of the preceding sentence shall be completed within four calendar days of Settlement.

4.       POSSESSION. Seller shall deliver physical possession to Buyer within: [
         ]   __   hours   [   ]   ___    days    after    Closing;    [   ]Other
         (specify)__________________________-

5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this Contract: /s/ JLC and LC Sellers initials /s/ BJT Buyer's initials

The Listing Agent, ______ represents, [ ] Seller [ ] Buyer [ ] both Buyer and Seller as Limited Agent

The Selling Agent , Linda Welberg, Dawn Colbert, represents [ ] Seller [X] Buyer [ ] both Buyer and Seller as Limited Agent

Page 2 of 6 Pages Seller's Initials /s/ JLC and LC Buyer's Initials /s/ BJT

The Listing Broker, _____, represents [ ] Seller [ ] Buyer [ ] both Buyer and Seller as a Limited Agent

The Selling Broker, ERA - Carlson Realtors, represents [ ] Seller [ X] Buyer [ ] both Buyer and Seller as a Limited Agent

6.       TITLE   INSURANCE.   At   Settlement,   Seller  agrees  to  pay  for  a
         standard-coverage owner's policy of title insurance insuring Buyer in the amount of the Purchase Price.

7. SELLER DISCLOSURES. No later than the Seller Disclosure Deadline referenced in section 24(b), Seller shall provide to Buyer the following documents which are collectively referred to as the "Seller Disclosures";
         (a) a Seller property condition disclosure for the Property, signed and dated by Seller;
         (b) a commitment for the policy of title insurance;
         (c) a copy of any leases affecting the Property not expiring prior to Closing;
         (d) written notice of any claims and/or conditions known to Seller relating to environmental problems and building or zoning code violations; and
         (e) Other (specify) ________________________________

8. BUYER'S RIGHT TO CANCEL BASED ON EVALUATIONS AND INSPECTIONS. Buyer's obligation to purchase under this Contract (check applicable boxes)
         [ X] IS [ ] IS NOT conditioned upon Buyer's approval of the content of all the Seller Disclosures referenced in Section 7;
         [X] IS [ ] IS NOT conditioned upon Buyer's approval of a physical condition inspection of the property
         [ ] IS [X ] IS NOT conditioned  upon Buyer's of the following tests and
         evaluations                of               the               Property:
         (specify)________________________________________________

If any of the above items are checked in the affirmative, the Sections 8.1, 8.2, 8.3, and 8.4 apply; otherwise, they do not apply. Unless otherwise provided in this Contract, the Evaluations & Inspections shall be paid for by Buyer and shall be conducted by individuals or entities of Buyer's choice. Seller agrees to cooperate with the Evaluations & Inspections and with the walk through inspection under Section 11.

8.1 Period for Completion and Review of Evaluations and Inspections. No later than the Buyer Cancellation Deadline referenced in Section 24(c) Buyer shall: (a) complete all Evaluations & Inspections; and (b) determine if the Evaluations & Inspections are acceptable to Buyer.

8.2 Right to Cancel or Object. If Buyer determines that the Evaluations and Inspections are unacceptable, Buyer may, no later than the Buyer Cancellation Deadline, either; (a) cancel this Contract by providing written notice to Seller, whereupon the Earnest Money Deposit shall be released to Buyer; or (b) provide Seller with written notice of objections.

8.3 Failure to Respond. If by the expiration of the Buyer Cancellation Deadline, Buyer does not: (a) cancel this Contract as provided in
         Section 8.2; or (b) deliver a written objection to Seller regarding the Evaluations & Inspections, the Evaluations & Inspections shall be deemed approved by Buyer.

8.4 Response by Seller. If Buyer provides written objections to Seller, Buyer and Seller shall have seven calendar days after Seller's receipt of Buyer's objections (the "Response Period') in which to agree in writing upon the manner of resolving Buyer's objections. Seller may, but shall not be required to, resolve Buyer's objection. If Buyer and Seller have not agreed in writing upon the manner of resolving Buyer's objections, Buyer may cancel this Contract by providing written notice to Seller no later than three calendar days after expiration of the Response Period; whereupon the Earnest Money Deposit shall be released to Buyer, regardless of whether such cancellation is before or after the Earnest Money Forfeiture Deadline. If this Contract is not canceled by Buyer under this Section 8.4, Buyer's objections shall be deemed waived by Buyer. This waiver shall not affect those items warranted in
         Section 10.

9 ADDITIONAL TERMS. There [X] ARE [ ] ARE NOT addenda to this Contract containing additional terms. If there are, the terms of the following addenda are incorporated into this Contract by this reference: [X] Addendum No. 1 [ ] Survey Addendum [ X] Seller Financing Addendum [ ] FHA/VA Loan Addendum [ ] Assumption Addendum [ ] Lead-Based Paint Addendum (in some transactions this addendum is required by law) [ ] Other (specify)_______________________
Page 3 of 6 pages Seller's Initials /s/ JLC and LC Buyer's Initials /s/ BJT
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10.      SELLER WARRANTIES & REPRESENTATIONS.

10.1 Condition of Title. Seller represents that Seller has fee title to the Property and will convey good and marketable title to Buyer at Closing by general warranty deed; unless the sale is being made pursuant to a real estate contact which provides for title to pass at a later date. In that case, title will be conveyed in accordance with the provisions of that contract. Buyer agrees, however, to accept title to the Property subject to the following matters of record; easements, deed restrictions, CC&R's (meaning covenants, conditions and restrictions), and rights-of-way; and subject to the contents of the Commitment for Title Insurance as agreed to by Buyer under Section 8. Buyer also agrees to take the Property subject to existing leases affecting the Property and expiring prior to Closing. Buyer agrees to be responsible for taxes, assessments, homeowners association dues, utilities, and other services provided to the Property after Closing. Except for any loan(s) specifically assumed by Buyer under Section 2.1(c), Seller will cause to be paid off by Closing all mortgages, trust deeds, judgements, mechanic's liens, tax liens and warrants. Seller will cause to be paid current by Closing all assessments and homeowners association dues.

         10.2 Condition of Property. Seller warrants that the property will be in the following condition ON THE DATE SELLER DELIVERS PHYSICAL POSSESSION TO BUYER:
         (a) the Property shall be broom-clean and free of debris and personal belongings. Any Seller or tenant moving-related damage to the Property shall be repaired at Seller's expense;
         (b) the heating cooling, electrical plumbing and sprinkler systems and fixtures, and the appliances and fireplaces will be in working order and fit for their intended purposes;
         (c) the roof and foundation shall be free of leaks known to Seller;
         (d) any private well or septic tank serving the Property shall have applicable permits, and shall be in working order and fit for its intended purpose; and
         (e) the Property and improvements, including the landscaping, will be in the same general condition as they were on the date of Acceptance

11. WALK THROUGH INSPECTION. Before Settlement, Buyer may, upon reasonable notice and at a reasonable time, conduct a "walk-through" inspection of the Property to determine only that the Property is :as represented" meaning that the items referenced in Sections 1.1, 8.4 and 10.2 ("the items") are respectively present, repaired/changed as agreed, and in the warranted condition. If the items are not as represented, Seller will, prior to Settlement, replace, correct or repair the items or, with the consent of Buyer (and Lender if applicable), escrow an amount at Settlement to provide for the same. The failure to conduct a walk-through inspection, or to claim that an item is not as represented, shall not constitute a waiver by Buyer of the right to receive, on the date of possession, the items as represented.

12. CHANGES DURING TRANSACTION. Seller agrees that from the date of Acceptance until the date of Closing, none of the following shall occur without the prior written consent of Buyer: (a) no changes in any existing leases shall be made; (b) no new leases shall be entered into;
         (c) no substantial alterations or improvements to the Property shall be made or undertaken; and (d) no other financial encumbrances to the Property shall be made.

13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership, trust, estate, limited liability company, or other entity, the person executing this Contract on its behalf warrants his or her authority to do so and to bind Buyer and Seller.

14. COMPLETE CONTRACT. This Contract together with its addenda, any attached exhibits, and Seller Disclosures, constitutes the entire Contract between the parties and supersedes and replaces any and all prior negotiations, representations, warranties, understandings or contracts between the parties. This Contract cannot be changed except by written agreement of the parties.

15. DISPUTE RESOLUTION. The parties agree that any dispute, arising prior to or after Closing, related to this Contract [X] SHALL [ ] MAY (upon mutual agreement of the parties) first be submitted to mediation. If the parties agree to mediation, the dispute shall be submitted to mediation through a mediation provider mutually agreed upon by the parties. Each party agrees to bear its own costs of mediation. If mediation fails, the other procedures and remedies available under this Contact shall apply. Nothing in this Section 15 shall prohibit any party from seeking emergency equitable relief pending mediation.

16. DEFAULT. If Buyer defaults, Seller may elect either to retain the Earnest Money Deposit as liquidated damages, or to return it and sue Buyer to specifically enforce this Contract or pursue other remedies available at Legal Assistant. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect either to accept from Seller a sum equal to the Earnest Money Deposit as liquidated damages, or may sue Seller to specifically enforce this Contract or pursue other remedies available at law. If Buyer elects to accept liquidated damages, Seller agrees to pay the liquidated damages to Buyer upon demand. It is agreed that denial of a Loan Application made by Buyer is not a default and is governed by Section 2.3(b)

Page 4 of 6 pages Seller's Initials /s/ JLC and LC Buyer's Initials /s/ BJT
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17.      ATTORNEY FEES AND COSTS.
         17.1 In Actions to Enforce this Contract. In the event of litigation or binding arbitration to enforce this Contract the prevailing party shall be entitled to costs and reasonable attorney's fees. Attorney fees shall not be awarded for participation in mediation under Section 15.

         17.2 In Interpleader Actions. If a principal broker holding the Earnest Money Deposit is required by law to file an interpleader action in court to resolve a dispute over that Deposit, Buyer and Seller authorize that principal broker to draw from that Deposit an amount necessary to advance the court costs needed to bring that interpleader action. The amount of the Deposit remaining after advancing those costs shall be interpleaded into court. Buyer and Seller further agree that whichever of them is found to be in default may be ordered to pay any reasonable attorney fees, or additional court costs, incurred by the principal broker in bringing the action, unless the court finds that there was fault on the part of the principal broker or his or her agent that would make such an award of attorney fees and costs unjust.

18. NOTICES Except as provided in Section 23, all notices required under this Contract must be: (a) in writing; (b) signed by the party giving notice; and (c) received by the other party or the other arty's agent no later than the applicable date referenced in this Contract.

19. ABROGATION. Except for the provisions of Sections 15 and 17.1 and express warranties made in this Contract, the provisions of this Contract shall not apply after Closing.

20. RISK OF LOSS. All risk of loss to the Property not caused by Seller or Buyer, including physical damage or destruction to the Property or its improvements due to any cause except ordinary wear and tear and loss caused by a taking in eminent domain, shall be borne by Seller until Seller delivers possession of the Property to Buyer.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this Contract. Extensions must be agreed to in writing by all parties. Unless otherwise explicitly stated in this Contract: (a) performance under each Section of this Contract which references a date shall absolutely be required by 5:00 PM Mountain Time on the stated
         date; and (b) the term "days" shall mean calendar days and shall be counted beginning on the day following the event which triggers the timing requirement (i.e., Acceptance, receipt of the Seller Disclosures, etc.). Performance dates and times referenced herein shall not be binding upon title companies, lenders, appraisers and others not parties to this Contract, except as otherwise agreed to in writing by such non-party.

22. FAX TRANSMISSION AND COUNTERPARTS. Facsimile (fax) transmission of a signed copy of Contract, any addenda and counteroffers, and the retransmission of any signed fax shall be the same as delivery of an original. This Contract and any addenda and counteroffers may be executed in counterparts.

23. ACCEPTANCE. "Acceptance" occurs when Seller or Buyer, responding to an offer or counteroffer of the other: (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or to the other party's agent that the offer or counteroffer has been signed as required,

24. CONTRACT DEADLINES. Buyer and Seller agree that the following deadlines shall apply to this Contract: (a) Application Deadline No later than -0- calendar days after Acceptance. (b) Seller Disclosure Deadline No later than 10 calendar days after Acceptance. (c) Buyer Cancellation Deadline No later than 70 calendar days after Buyer's receipt of all of the Seller's Disclosures. (d) Earnest Money Forfeiture Deadline 10 calendar days after Buyer Cancellation Deadline. (e) Settlement Deadline June 30

25. OFFER AND TIME FOR ACCEPTANCE. Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept this offer by: ____[ ] AM [ ] PM Mountain Time upon presentation.

/s/BonnieJean C. Tippetts
(Buyer's Signature)                 (Offer Date)

BonnieJean C. Tippetts
Buyer's Names) (PLEASE PRINT)               (Notice Address)           (Phone)

Page 5 of 6 pages Seller's Initials /s/ JLC and LC Buyer's Initials BJT
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                        ACCEPTANCE/COUNTEROFFER/REJECTION

CHECK ONE:

[ ] ACCEPTANCE OF OFFER TO PURCHASE: Seller Accepts the foregoing offer on the terms and conditions specified above.

[X] COUNTEROFFER; Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached ADDENDUM No. 2.

/s/ Jack L. Carter
(Seller's Signature)       (Date)   (Time)

[   ]    REJECTION: Seller Rejects the forgoing offer.

(Seller's Signature)       (Date)   (Time)

           ***********************************************************

                                DOCUMENT RECEIPT
State law requires Broker to furnish Buyer and Seller with coopies of this Contract bearing all signatures. (Fill in applicable section below.)

A. I acknowledge receipt of a final copy of the foregoing Contract bearing all signatures:


/s/ BonnieJean C. Tippetts
(Buyer's Signature)                 (Date)


/s/Jack L. Carter
(Seller's Signature)                (Date)

B. I personally caused a final copy of the foregoing Contract bearing all signatures to be [ ] faxed [ ] mailed [ ] hand delivered on ______ , 19__, postage, prepaid, to the [ ] Seller [ ] Buyer

         Sent/Delivered by (specify)____________________________________

  THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE
         UTAH ATTORNEY GENERAL, EFFECTIVE JUNE 12, 1996. IT REPLACES AND
            SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.

Page 6 of 6 pages Seller's Initials /s/ JLC and LC Buyer's Initials BJT
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                    DISCLOSURE AND ACKNOWLEDGEMENT REGARDING
                LEAD-BASED PAINT AND/OR LEAD-BASED PAINT HAZARDS

THIS IS A DISCLOSURE AND ACKNOWLEDGEMENT concerning Property (the "Property") located at 390 South Main . This document contains certain provisions required by federal law. If Buyer and Seller enter into a contract for the purchase of the Property (a "REPC"), this document shall be attached to that contract and made a part thereof.

1. LEAD WARNING STATEMENT. Every purchaser of any interest in residential real property on which residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the buyer with any information on lead=based paint hazards from risk assessments or inspections in the seller's possession and notify the buyer of any known lead-based paint hazards. A risk assessment or inspection or inspection for possible lead-based paint hazards is recommended prior to purchase.

2. SELLER'S  DISCLOSURE AND  ACKNOWLEDGEMENT.  ( Initial  applicable  boxes)

         (a) Presence of lead-based paint and/or lead-based paint hazards (initial one box only):
             (i) ( - ) Known lead-based paint and/or lead-based paint hazards are present in the Property (explain):____________________________
             (ii) ( - ) Seller has no knowledge of lead-based paint and/or lead based paint hazards in the Property.
         (b) Records and reports available to Seller (initial one box only):
             (i)( - ) Seller has provided Buyer with all available records and reports pertaining to lead-based paint and/or lead-based hazards in the Property (list documents):_____________________________
             (ii) (BJT) Seller has no reports or records pertaining to lead-based paint and/or lead-based paint hazards LC in the property.

         (c) Seller understands that under federal law, if Seller has not yet made the disclosures in Sections 2(a) and 2 (b) of this document, or Buyer has not yet been provided with an EPA approved lead hazard information pamphlet, Seller may not accept an offer by Buyer to purchase the property until after those steps have been completed and Buyer has been given an opportunity to review that information and amend the offer.
         (d) Seller understands that if Buyer initials the box in Section 3(d)(I) of this document, the REPC must include the Lead-Based Paint Addendum.
3.       BUYERS ACKNOWLEDGMENT. (Initial)
         (a)     ( - )             Buyer  has   received   copies  of  any
                                   information  listed in Sections 2(a) and 2(b)
                                   above.
         (b)     (BJT)             Buyer has received the pamphlet  Protect Your
                                   Family from Lead in You Home or an
                                   Equivalent lead hazard  information  pamphlet
                                   approved   by   the   federal   Environmental
                                   Protection Agency.
         (c)     (BJT)             Buyer has read the Lead Warning  Statement in
                                   Section 1 above and understands it contents.
         (d)  Buyer has (initial one box only):
                  (i)  ( - )       a 10-day opportunity (or mutually agreed upon
                                   period) to conduct a risk assessment or inspection for the Presence of lead-based paint and/or lead-based paint hazards. If this box is initialed, the REPC must include the Lead-Based Paint Addendum; OR
                 (ii)(BJT)         By  initialing  this  box,  waived  the
                                   opportunity to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards.

4. AGENT'S ACKNOWLEDGEMENT. (Initial) ( - ) Agent has informed Seller of Seller's obligations under 42 U.S.C. 4852d and is aware of his/her responsibility to ensure compliance.

5. CERTIFICATION OF ACCURACY. Buyer, Seller and Agent (s) must sign The following parties have reviewed the information above and certify, to the best of their knowledge, that the information they have respectively provided is true and accurate.

      /S/JACK   L. CARTER      4-24-97            /S/LOA CARTER          4-24-97
     SELLERS SIGNATURE          DATE             SELLERS SIGNATURE        DATE

     /S/BONNIEJEAN C. TIPPETTS 4-24-97
     BUYER SIGNATURE            DATE             BUYER SIGNATURE            DATE

                          SELLER FINANCING ADDENDUM TO
                          REAL ESTATE PURCHASE CONTRACT

This is a legally binding Contract, Utah State Law required that licensed real estate agents use this form, but the Buyer and the Seller may legally agree in writing to alter or delete provisions of this form. If you delete legal or tax advice, consult your attorney or tax advisor.

------------------------------------------------------------------------------

THIS SELLER FINANCING ADDENDUM (the "Addendum") is made a part of that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 4/2 , 1997, between David Michael Trust or assigns , as Buyer, and 390 S. Main , as Seller. The terms of this Addendum shall control. All other terms of the REPC not modified by this Addendum shall remain the same:

1. CREDIT DOCUMENTS. Seller's extension of credit to Buyer shall be evidenced by:[X] Note and [] Deed of Trust Note and All-Inclusive Deed of Trust [] Other:
________________ .

2. CREDIT TERMS. The terms of the credit documents referred to in Section 1 above are as follows: $89,500 principal amount of the note (the "Note"); interest at 6% per annum; payable at approximately $533.92 per month. The entire unpaid balance of principal plus accrued interest is due in 120 months from date of the Note. First payment due 1 month after closing. Additional principal payments, balloon payments or other terms as follows: 89,500 amortized over 30 years with a balloon in 10 yrs. No prepayment penalty. $533.92 plus ins. & taxes. Taxes & ins. to be verified and added to 533.92. Title co. to verify all payments. The credit documents referenced in Section 1 of this Addendum will contain a due-on-sale clause in favor of Seller. Buyer [X] will [] will not provide Seller at Closing with a lender's title policy insuring Seller in the amount of the Note. Seller agrees to provide to Buyer at Closing: (i) an amortization schedule based on the above terms; and (ii) a written disclosure of the total interest Buyer will pay to maturity of the Note.

3. TAXES AND ASSESSMENTS. In addition to the payments referenced in Section 2 above, Buyer shall also be responsible for: (i) property taxes; (ii) homeowners association dues; (iii) special assessments; and (iv) hazard insurance premiums on the Property. These obligations will be paid: [] directly to Seller/Escrow Agent on a monthly basis [X] directly to the applicable county treasurer; association; and insurance company as required by those entities.

4. PAYMENT. Buyer's payments under Section 2 and 3 above will be made to: [X] Seller [] an Escrow Agent,____________________ , will act as Escrow Agent and will be responsible for disbursing payments on the underlying mortgage and to the Seller. Cost of setting up and maintaining the escrow account shall be paid by: [] Buyer [] Seller [] split evenly between the parties.

5. LATE PAYMENT/PREPAYMENT. Any payment not made with 5 days after it is due is subject to a late charge of $___ Or 5% of the installment due. Amounts in default shall bear interest at a rate ___of % per annum. All or part of the principal balance on the Note may be paid prior to maturity without penalty.

6. DUE-ON-SALE. This transaction is subject to Buyer's approval of the terms of any underlying loan as provided in Section 8 of the REPC. Buyer acknowledges that any underlying loan on the Property may contain a due-on-sale clause which requires the lender's consent to this transaction. If the lender does not consent to this transaction and calls the loan immediately due, Buyer agrees to discharge the underlying loan as required by the lender. In such event, Seller's remaining equity shall be paid as provided in the credit documents.

7. BUYER'S DISCLOSURES. Buyer has provided to Seller, as a required part of this Addendum, the attached "Buyer Financial Information Sheet - Part B." Buyer [X] will [] will not provide Seller with copies or IRS returns for the two preceding tax years. Buyer acknowledges that Seller may contact Buyer's current employer for verification of employment as represented by Buyer in the Buyer Financial Information Sheet.

8. SELLER APPROVAL. Within the time reference in Section 7 of the REPC, Buyer shall provide to Seller, at Buyer's expense, a current credit report on Buyer from a consumer credit reporting agency. Seller may use this information contained in the credit report and the information referenced in Section 7 of this Addendum (collectively referred to as the "Buyer Disclosures") to evaluate the credit-worthiness of Buyer. Seller agrees to maintain confidential all information contained in the Buyer Disclosures.

         8.1 Seller Review. Within the time period allowed in Section 8.1 of the REPC, Seller shall review the credit report and the Buyer Disclosures to determine if, in Seller's sole discretion, the content of the credit report, and the Buyer Disclosures, is acceptable. If the content of the credit report or the Buyer Disclosures is not acceptable to Seller, Seller may elect to either: (i) provide written objections to Buyer as provided in Section 8.2 of this Addendum; or (ii) immediately void the REPC by providing written notice to Buyer within the time referenced in Section 8.1 of the REPC. The Brokerage, upon receipt of a copy of Seller's written notice of cancellation, shall return to Buyer the
Earnest Money Deposit without the requirement of any further written authorization from Seller.

         8.2 Seller Objections. If Seller does not immediately void the REPC as provided above, Seller may within the time period allowed in Section 8.1 of the REPC, provide Buyer with written objections. Buyer and Seller shall have seven calendar days after Buyer's receipt of the objections to resolve Seller's objections. Buyer may, but shall not be required to, resolve Seller's objections. If Seller's objections are not resolved within the seven calendar days, Seller may void the REPC by providing written notice to Buyer within the same seven calendar days. The Brokerage, upon receipt of a copy of Seller's written notice of cancellations, shall return to Buyer the Earnest Money Deposit without the requirement of any further written authorization from Seller.

         8.3 Failure to Object. If Seller does not deliver a written objection to Buyer regarding the credit report or a Buyer Disclosure within the time period allowed in Section 8.1 of the REPC, or if Seller does not void the REPC as provided in Section 8.1 or 8.2 of this Addendum, any objections to the credit report and Buyer Disclosures will be deemed approved or waived by Seller.

[] Seller [] Buyer shall have until______ [] A.M. [] P.M. Mountain Time upon presentation, 19__, to accept these terms in accordance with Section 23 of the REPC. Unless so accepted, this offer shall lapse.

 /s/BonnieJean C. Tippetts
[X] Buyer []  Seller Signature                           Date


[]  Buyer []  Seller Signature                           Date

------------------------------------------------------------------------------
                       ACCEPTANCE/REJECTION/COUNTER OFFER

CHECK ONE:

[]ACCEPTANCE: []Seller []Buyer hereby accepts these terms.


[]Buyer []Seller Signature                           Date                  Time


[]Buyer []Seller Signature                           Date                   Time

[]REJECTION: []Seller []Buyer rejects these terms.

_______________________      (Initials)  _________  (Date)  _________     (Time)

COUNTER OFFER:[X]Seller[] Buyer presents as a counter offer the terms set forth on the attached Counter Offer #2.

 /s/JLC /s/LC           (Sellers Initials)

                         ADDENDUM # 1 / COUNTER OFFER #
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

This is an ADDENDUM/COUNTER OFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 4/2 , 19 97 , including all addenda and counter offers, between David Michael Trust or assigns , as Buyer, and Jack and Loa Carter, as Seller. The following terms are hereby incorporated as part of the REPC, and to the extent these terms modify or conflict with any provisions of the REPC, these terms shall control. All other terms of the REPC not modified shall remain the same:

1. Plat map to property
2. 3% commission to be paid to buyers agent Linda Wilberg & Dawn Colbert with ERA Carlson Realtors.
3. Listing agent to negotiate with Seller on their percentage fee.

[ ] Seller [ ] Buyer shall have until [ ] A.M. [ ] P.M. Mountain Time, upon presentation , 19 , to accept these terms in accordance with Section 23 of the REPC. Unless so accepted, this offer shall lapse.

 /s/BonnieJean C. Tippetts
[x] Buyer [ ] Seller Signature                                Date


[ ] Buyer [ ] Seller Signature                                Date

------------------------------------------------------------------------------
                       ACCEPTANCE/REJECTION/COUNTER OFFER

CHECK ONE:

[x] Acceptance: [ ] Seller [ ] Buyer hereby accepts these terms.

 /s/ Jack L. Carter
[ ] Buyer [x] Seller Signature          Date                            Time

 /s/ Loa Carter
[ ] Buyer [ ] Seller Signature          Date                            Time

[ ] Rejection: [ ] Seller [ ] Buyer rejects these terms.

___________________ (Initials)      ___________   (Date)  _____      (Time).

[x] Counter Offer: [ ] Seller [ ] Buyer presents as a counter offer the terms set forth on the attached Counter Offer # .

                             ADDENDUM/COUNTER OFFER
                                      NO. 2
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

THIS IS AN [ ] ADDENDUM [x] COUNTER OFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 4/2 , 19 97 , between David Michael Trust or assigns , as Buyer, and Jack & Loa Carter, as Seller. The following terms are hereby incorporated as part of the REPC, and to the extent that they modify or conflict with any provisions of the REPC, including all prior addenda and counter offers, these terms shall control. All other terms of the REPC, including all prior addenda and counter offers, not modified shall remain the same:

Purchase price to be $150,000.00. Down payment to be increased to a total of $80,000.00. Seller to finance $70,000.00 @ 10% interest amortized over 10 yrs. Payment to be approx. $925.06 per month.

The Buyer and Seller agree that the Seller has the right to continue to offer the property for sale and to accept offers subject to the rights of the Buyer. If the Seller accepts such an offer, the Seller must notify the Buyer at:


The  Buyer has 72 hrs.  From  receipt  of  Seller's  notice to either
1. Remove applicable contingencies and increase earnest money to a total of $10,000.00 (Ten Thousand) dollars which shall be non-refundable, or
2. Allow the agreement automatically to become null and void. In the latter case, the earnest money will be returned to the buyer.
Payments to be set up with escrow specialists, box 3287, Ogden, Ut 84409. Set-up fee and monthly fee to be paid 1/2by Buyer and1/2 by Seller.

[ ] Seller [x] Buyer shall have until upon presentation [ ] A.M. [ ] P.M. Mountain Time, , 19 , to accept the terms of this ADDENDUM/COUNTER OFFER in accordance with the provisions of Section 23 of the REPC. Unless so accepted, the offer as set for in this ADDENDUM/COUNTER OFFER shall lapse.

 /s/Jack L. Carter            4/3/97      /s/Loa Jean Carter        4/3/97
[] Buyer [] Seller Signature Date  Time [] Buyer [] Seller Signature Date  Time

z------------------------------------------------------------------------------
                       ACCEPTANCE/REJECTION/COUNTER OFFER
CHECK ONE:
[ ] ACCEPTANCE of ADDENDUM/COUNTER OFFER: [ ] Seller [ ] Buyer hereby accepts the terms of this ADDENDUM/COUNTER OFFER.


[ ] Buyer [ ] Seller Signature Date Time [ ] Buyer [ ] Seller Signature Date Time [ ] REJECTION: [ ] Seller [ ] Buyer rejects the foregoing ADDENDUM/COUNTER OFFER.

______________(Initials)  ________________ (Date) ___________________  (Time).

[x] COUNTER OFFER: [ ] Seller [x] Buyer presents as a counter offer the terms set forth on the attached Counter Offer # . ---------

                         ADDENDUM # / COUNTER OFFER # 3
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

This is an ADDENDUM/COUNTER OFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 4-2 , 19 97 , including all addenda and counter offers, between David Michael Trust or assigns , as Buyer, and 390 S. Main, as Seller. The following terms are hereby incorporated as part of the REPC, and to the extent these terms modify or conflict with any provisions of the REPC, these terms shall control. All other terms of the REPC not modified shall remain the same:

1. Purchase price to be $120,000
2. Sellers to finance $60,000 at 7% interest amortized over 30 years with a 10 yr. balloon
3. 72 hr. clause not acceptable. .

[x] Seller [ ] Buyer shall have until 5:00 [ ] A.M. [x] P.M. Mountain Time, April 15 , 19 97 , to accept these terms in accordance with Section 23 of the REPC. Unless so accepted, this offer shall lapse.

 /s/BonnieJean C. Tippetts                     4-4-97
[x] Buyer [ ] Seller Signature                  Date


[ ] Buyer [ ] Seller Signature                  Date

--------------------------------------------------------------------------------
                       ACCEPTANCE/REJECTION/COUNTER OFFER

CHECK ONE:

[x] Acceptance: [ ] Seller [ ] Buyer hereby accepts these terms.

 /s/ Jack L. Carter
[ ] Buyer [ ] Seller Signature                Date                         Time

 /s/ Loa Carter
[ ] Buyer [ ] Seller Signature                Date                         Time

[ ] Rejection: [ ] Seller [ ] Buyer rejects these terms.

______________________   (Initials)   ________________  (Date)___________(Time).

[ ] Counter Offer: [ ] Seller [ ] Buyer presents as a counter offer the terms set forth on the attached Counter Offer # . ---------

                             ADDENDUM/COUNTER OFFER
                                      NO. 4
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

THIS IS AN [x] ADDENDUM [ ] COUNTER OFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 4-2 , 19 97 , including all addenda and counter offers, between David Michael Trust or assigns , as Buyer, and Jack and Loa Carter, as Seller. The following terms are hereby incorporated as part of the REPC, and to the extent that they modify or conflict with any provisions of the REPC, including all prior addenda and counter offers, these terms shall control. All other terms of the REPC, including all prior addenda and counter offers, not modified shall remain the same:

Payments to be set up with Escrow Specialists Set-up and monthly fee to be paid 1/2 to Buyer and 1/2 to seller.
Payments to be approx. $500.00 per mo. @ 7% annum with balloon in 10 yrs.

[ ] Seller [x] Buyer shall have until upon presentation [ ] A.M. [ ] P.M. Mountain Time, , 19 , to accept the terms of this ADDENDUM/COUNTER OFFER in accordance with the provisions of Section 23 of the REPC. Unless so accepted, the offer as set for in this ADDENDUM/COUNTER OFFER shall lapse.

 /s/Jack L. Carter   4/15/97  12:01    PM    /s/Loa Jean Carter  4/15/97 12:02PM
---------------------------------------------------    -------------------------
[]Buyer  [] Seller Signature Date Time [] Buyer [] Seller Signature  Date  Time
------------------------------------------------------------------------------
                       ACCEPTANCE/REJECTION/COUNTER OFFER
CHECK ONE:   subject to addendum #5
[x] ACCEPTANCE of ADDENDUM/COUNTER OFFER: [ ] Seller [ ] Buyer hereby accepts the terms of this ADDENDUM/COUNTER OFFER.

 /s/BonnieJean C. Tippetts
[x] Buyer [ ] Seller Signature Date Time [ ] Buyer [ ] Seller Signature Date Time [ ] REJECTION: [ ] Seller [ ] Buyer rejects the foregoing ADDENDUM/COUNTER OFFER.

____________________ (Initials)_____________________   (Date)__________ (Time).

[x] COUNTER OFFER: [ ] Seller [ ] Buyer presents as a counter offer the terms set forth on the attached Counter Offer # 5 to extension of time. ---------

                         ADDENDUM # / COUNTER OFFER # 5
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

This is an ADDENDUM/COUNTER OFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 4/2 , 19 97 , including all addenda and counter offers, between David Michael Trust or assigns , as Buyer, and Jack & Loa Carter, as Seller. The following terms are hereby incorporated as part of the REPC, and to the extent these terms modify or conflict with any provisions of the REPC, these terms shall control. All other terms of the REPC not modified shall remain the same:

1. Because of length of time, due to out of town buyers/sellers, the buyer is requesting 90 days from time of acceptance. Closing to take place July 30th.
Section 24 (b), (c) and (d) time frames shall start once this addendum has been signed.
2. All other terms to remain the same.
Sellers Note: If at all possible sellers are requesting closing on or before June 30, 1997, due to extreme medical condition.

[ ] Seller [ ] Buyer shall have until [ ] A.M. [ ] P.M. Mountain Time, upon presentation , 19 , to accept these terms in accordance with Section 23 of the REPC. Unless so accepted, this offer shall lapse.

 /s/BonnieJean C. Tippetts
[x] Buyer [ ] Seller Signature                                Date


[ ] Buyer [ ] Seller Signature                                Date

------------------------------------------------------------------------------
                       ACCEPTANCE/REJECTION/COUNTER OFFER

CHECK ONE:

[ ] Acceptance: [ ] Seller [ ] Buyer hereby accepts these terms.

 /s/ Jack L. Carter
[ ] Buyer [ ] Seller Signature                Date                        Time

 /s/ Loa Carter
[ ] Buyer [ ] Seller Signature                Date                        Time

[ ] Rejection: [ ] Seller [ ] Buyer rejects these terms.
 _____________________       (Initials) __________________  (Date)______(Time).

[ ] Counter Offer: [ ] Seller [ ] Buyer presents as a counter offer the terms set forth on the attached Counter Offer # .

                                 ADDENDUM NO. 6
                                       TO
                          REAL ESTATE PURCHASE CONTRACT
                                     Page of

THIS IS AN [ ] ADDENDUM [ ] COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of , 19 , including all prior addenda and counteroffers, between David Michael Trust , as Buyer, and Jack & Loa Carter, as Seller, regarding the Property located at . The following terms are hereby incorporated as part of the REPC:

Buyer will pay $20,000 down. Seller to carry $120,000 note at 7% interest amortized over 15 years.
Payments are $898.83 per month. Pay off balloon will be t the end of 18 months. Buyer will close by June 30, 1997.

To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control. All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same. [ ] Seller [ ] Buyer shall have until [ ] A.M. [ ] P.M. Mountain Time, upon presentation , 19 , to accept the terms of this ADDENDUM in accordance with the provisions of
Section 23 of the REPC. Unless so accepted, the offer as set forth in this ADDENDUM shall lapse.

 /s/BonnieJean C. Tippetts
[x] Buyer [] Seller Signature  Date Time [] Buyer [] Seller Signature Date  Time

                       ACCEPTANCE/REJECTION/COUNTER OFFER
CHECK ONE:
[x] ACCEPTANCE: [X] Seller [ ] Buyer hereby accepts the terms of this ADDENDUM.

[ ] COUNTEROFFER: [ ] Seller [ ] Buyer presents as a counteroffer the terms of attached ADDENDUM NO. .

 /s/Jack L. Carter         5-27-97                 /s/ Loa Carter      5-27-97
(Signature)                 (Date)    (Time)    (Signature      (Date)    (Time)

[ ] REJECTION: [ ] Seller [ ] Buyer rejects the foregoing ADDENDUM.

             5-27-97                             5-27-97
(Signature) (Date)    (Time)    (Signature)        (Date)    (Time)

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL, EFFECTIVE JUNE 12, 1996. IT REPLACES AND SUPERCEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.